UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

ALLIANCEBERNSTEIN GLOBAL BOND FUND INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2012

Date of reporting period: March 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Bond Fund

March 31, 2012

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 15, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Bond Fund (the “Fund”) for the semi-annual reporting period ended March 31, 2012.

Investment Objectives and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed income securities. The Fund may invest in a broad range of fixed income securities in both developed and emerging markets. The Fund may invest across all fixed income sectors, including U.S. and non-U.S. Government and corporate debt securities. The Fund’s investments may be denominated in local currency or U.S. dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

AllianceBernstein L.P (the “Adviser”) will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the U.S. dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed income securities (commonly known as “junk bonds”). The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swaps.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Capital (“BC”) Global Aggregate Bond Index (hedged to the U.S. dollar). For the six-month period ended March 31, 2012, the Fund outperformed its benchmark, before sales charges. The Fund’s sector allocation, yield curve positioning, country allocation and currency exposure all contributed positively. Within the Fund’s sector positioning, an overweight to U.S. corporates and commercial mortgage-backed securities (“CMBS”), as well as exposure to high yield corporates, bank loans and U.S. dollar-denominated emerging market debt, were all positive contributors. An overweight to U.S. Treasuries detracted. Within the Fund’s security

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	1

selection, an underweight to peripheral European government debt detracted, as risk aversion eased in the euro area. Overall corporate security selection was positive. Within the Fund’s country positioning, an overweight in the UK and underweight in Japan were significant positive contributors. The UK was overweighted during the six-month period, due to its relatively steeper yield curve and attractive valuation relative to the globe and Europe. Conversely, a flatter yield curve in Japan led to an underweight position in that country.

For the 12-month period ended March 31, 2012, the Fund underperformed its benchmark, before sales charges. Sector positioning detracted from performance earlier in the period as risk aversion rose. Non-government markets were negatively impacted by global growth concerns and the European sovereign debt crisis. Still scarred by the 2008 crisis, market participants reacted to adverse developments with repeated flights from risk. Within the Fund’s sector positioning, an overweight in investment-grade corporates and high yield, as well as an overweight in financials, were primary detractors. Overall country positioning was a positive contributor, as an overweight in the UK and underweight in Japan once again helped.

During both periods, the Fund utilized derivative instruments including interest rate swaps and Treasury futures in order to manage duration and yield curve positioning. Overall yield curve positioning contributed positively for the six-month period and detracted for the 12-month period.

The Fund also utilized currency forwards during both periods for hedging and non-hedging purposes. Overall currency positioning was positive for the six-month period, and a modest detractor for the 12-month period.

Market Review and Investment Strategy

Volatility continued early in the six-month period ended March 31, 2012, as global markets remained highly correlated with ongoing European debt sentiment and perceptions of the overall health of the economy. Central banks worldwide continued to ease monetary policy or indicate that rates would remain low. In the U.S., the Federal Reserve announced that rates would be kept on hold until 2014.

After early bouts of investor risk aversion which drove Treasury yields lower, market sentiment improved in early 2012. Global economic data turned more positive and worries over the euro debt crisis eased with positive policy intervention. In the U.S., labor and manufacturing data showed improvement resulting in more solid consumer confidence numbers. In the euro area, finance ministers agreed to grant Greece a second bailout package worth €130 billion and the European Central Bank’s second long-term refinancing operation further increased liquidity in the euro area banking system—reducing investor concerns across the globe, at least in the near term. Investors also agreed to restructure €172 billion worth of Greek bonds.

Non-government sectors of the global fixed income market benefited from

2	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

the improvement in investor sentiment. Global U.S. dollar-hedged corporate securities showed positive returns, helped overall by strong revenue and earnings growth, particularly in the U.S. Corporate balance sheets in the U.S. are in solid shape; the ratio of liquid assets to short-term liabilities, a measure of the ability of businesses to meet their obligations, is the highest it has been in decades. High yield corporates in the U.S. rebounded strongly, posting solid returns. CMBS returns were positive as well, benefiting from a stabilization of property fundamentals and investor appetite for yield. Global U.S dollar-hedged governments lagged the credit markets with modest gains. European governments—particularly some peripheral countries—outperformed after a rebound. U.S. Treasuries underperformed as their safe haven premium began to unwind.

With both fundamental and quantitative signals indicating a more positive environment, The Global Fixed Income Investment Team (the “Team”) has begun to selectively add risk to its multi-sector funds across sectors with a focus on corporate debt. The Team has also reduced interest rate risk as its research points to upward pressure on interest rates.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	3

HISTORICAL PERFORMANCE

Benchmark Disclosure

The unmanaged BC Global Aggregate Bond Index (hedged to the U.S. dollar) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BC Global Aggregate Bond Index (hedged to the U.S. dollar) represents the performance of the global investment-grade developed fixed income markets. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s net asset value (“NAV”).

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Bond Fund
Class A	3.18%	6.02%

Class B*	2.79%	5.26%

Class C	2.81%	5.15%

Advisor Class**	3.34%	6.21%

Class R**	3.01%	5.62%

Class K**	3.25%	6.01%

Class I**	3.36%	6.27%

BC Global Aggregate Bond Index (hedged to the U.S. dollar)	2.09%	6.89%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Benchmark and Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2012
	NAV Returns	SEC Returns	SEC Yields*
Class A Shares			1.82%
1 Year	6.02%	1.50%
5 Years	6.75%	5.82%
10 Years	8.35%	7.87%

Class B Shares			1.14%
1 Year	5.26%	2.26%
5 Years	6.00%	6.00%
10 Years(a)	7.87%	7.87%

Class C Shares			1.17%
1 Year	5.15%	4.15%
5 Years	5.96%	5.96%
10 Years	7.55%	7.55%

Advisor Class Shares‡			2.20%
1 Year	6.21%	6.21%
Since Inception†	6.30%	6.30%

Class R Shares‡			1.52%
1 Year	5.62%	5.62%
Since Inception†	5.75%	5.75%

Class K Shares‡			1.99%
1 Year	6.01%	6.01%
Since Inception†	6.06%	6.06%

Class I Shares‡			2.27%
1 Year	6.27%	6.27%
Since Inception†	6.33%	6.33%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.95%, 1.68%, 1.65%, 0.65%, 1.29%, 1.00% and 0.59% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2012.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed below.

†	Inception date: 11/5/07.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

Class A Shares
1 Year	1.50%
5 Years	5.82%
10 Years	7.87%

Class B Shares
1 Year	2.26%
5 Years	6.00%
10 Years(a)	7.87%

Class C Shares
1 Year	4.15%
5 Years	5.96%
10 Years	7.55%

Advisor Class Shares‡
1 Year	6.21%
Since Inception†	6.30%

Class R Shares‡
1 Year	5.62%
Since Inception†	5.75%

Class K Shares‡
1 Year	6.01%
Since Inception†	6.06%

Class I Shares‡
1 Year	6.27%
Since Inception†	6.33%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed below.

†	Inception date: 11/5/07.

See Historical Performance disclosures on pages 4-5.

8	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,031.80	$4.67	0.92%
Hypothetical**	$1,000	$1,020.40	$4.65	0.92%
Class B
Actual	$1,000	$1,027.90	$8.26	1.63%
Hypothetical**	$1,000	$1,016.85	$8.22	1.63%
Class C
Actual	$1,000	$1,028.10	$8.26	1.63%
Hypothetical**	$1,000	$1,016.85	$8.22	1.63%
Class AD
Actual	$1,000	$1,033.40	$3.15	0.62%
Hypothetical**	$1,000	$1,021.90	$3.13	0.62%
Class R
Actual	$1,000	$1,030.10	$5.94	1.17%
Hypothetical**	$1,000	$1,019.15	$5.91	1.17%

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	9

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class K
Actual	$1,000	$1,032.50	$4.12	0.81%
Hypothetical**	$1,000	$1,020.95	$4.09	0.81%
Class I
Actual	$1,000	$1,033.60	$3.05	0.60%
Hypothetical**	$1,000	$1,022.00	$3.03	0.60%

*	Expenses are equal to the classes’ annualized expense ratios respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflected the one-half year period).
**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Fund Expenses

PORTFOLIO SUMMARY

March 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,219.6

*	All data are as of March 31, 2012. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.3% or less in the following security types: Collateralized Mortgage Obligations, Emerging Markets—Sovereigns, Local Governments—Provincial Bonds, Options Purchased—Puts, Preferred Stocks, Quasi-Sovereigns, and Supranationals.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	11

Portfolio Summary

PORTFOLIO SUMMARY

March 31, 2012 (unaudited)

*	All data are as of March 31, 2012. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.3% or less in the following countries: Australia, China, Croatia, Denmark, Hong Kong, Italy, Japan, Lithuania, Luxembourg, Norway, Poland, Qatar, South Korea, Supranational, Switzerland, Turkey, Ukraine and United Arab Emirates.

12	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2012 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 61.4%
Canada – 1.7%
Canadian Government Bond 2.00%, 12/01/14	CAD	53,613	$54,721,864

Germany – 8.2%
Bundesrepublik Deutschland Series 05 3.50%, 1/04/16	EUR	102,500	151,851,077
Series 06 3.75%, 1/04/17		18,000	27,336,699
Series 09 3.25%, 1/04/20		56,000	84,583,252

			263,771,028

Netherlands – 6.9%
Netherlands Government Bond 2.25%, 7/15/22		11,815	15,616,665
4.50%, 7/15/17		135,007	207,986,613

			223,603,278

South Africa – 2.6%
South Africa Government Bond Series R203 8.25%, 9/15/17	ZAR	616,181	83,824,208

United Kingdom – 16.5%
United Kingdom Gilt 2.00%, 1/22/16	GBP	49,348	82,519,590
3.75%, 9/07/19-9/07/20		76,591	140,289,292
4.00%, 9/07/16		92,519	168,030,069
4.50%, 3/07/19		73,485	140,699,191

			531,538,142

United States – 25.5%
U.S. Treasury Bonds 3.75%, 8/15/41	U.S.$	5,000	5,405,470
7.25%, 5/15/16(a)		41,512	52,292,168
7.875%, 2/15/21		41,315	61,336,621
U.S. Treasury Notes 0.875%, 1/31/17(b)		32,500	32,299,410
1.375%, 9/30/18(b)		75,000	74,501,925
1.50%, 6/30/16(b)		179,000	183,740,636
1.875%, 10/31/17(b)		30,000	31,047,660
2.125%, 2/29/16(b)		45,000	47,358,990
2.375%, 6/30/18(b)		100,000	105,781,200
2.50%, 3/31/15(b)		26,612	28,158,823
2.625%, 11/15/20(b)		114,493	120,405,533
3.125%, 4/30/17		70,000	77,087,500

			819,415,936

Total Governments – Treasuries (cost $1,932,490,090)			1,976,874,456

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 22.3%
Industrial – 10.9%
Basic – 1.1%
Alcoa, Inc. 5.40%, 4/15/21	U.S.$	1,622	$1,676,038
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		4,000	4,080,000
ArcelorMittal 6.25%, 2/25/22		3,200	3,235,517
Dow Chemical Co. (The) 7.375%, 11/01/29		1,615	2,086,086
8.55%, 5/15/19		3,000	3,931,551
International Paper Co. 7.95%, 6/15/18		6,050	7,602,279
Lubrizol Corp. 8.875%, 2/01/19		3,271	4,432,417
Teck Resources Ltd. 6.00%, 8/15/40		446	469,663
Usiminas Commercial Ltd. 7.25%, 1/18/18(b)(c)		1,600	1,782,880
Vale Overseas Ltd. 4.375%, 1/11/22		6,466	6,494,748

			35,791,179

Capital Goods – 0.7%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(c)		690	712,842
Odebrecht Finance Ltd. 6.00%, 4/05/23(c)		10,142	10,540,581
Owens Corning 6.50%, 12/01/16		2,913	3,236,256
Republic Services, Inc. 5.25%, 11/15/21		6,898	7,865,120

			22,354,799

Communications - Media – 1.4%
BSKYB Finance UK PLC 5.75%, 10/20/17(c)	GBP	3,977	7,304,070
CBS Corp. 5.75%, 4/15/20	U.S.$	440	505,866
8.875%, 5/15/19		7,309	9,602,798
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,649	2,390,519
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22(c)		4,900	4,852,701
4.75%, 10/01/14		1,560	1,695,625

14	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Interpublic Group of Cos., Inc. (The) 4.00%, 3/15/22	U.S.$	787	$770,638
Time Warner Cable, Inc. 6.55%, 5/01/37		2,160	2,501,258
7.50%, 4/01/14		4,918	5,535,543
8.25%, 2/14/14		6,030	6,827,009
Virgin Media Secured Finance PLC 5.25%, 1/15/21		2,523	2,712,248

			44,698,275

Communications - Telecommunications – 1.7%
American Tower Corp. 5.05%, 9/01/20		5,775	5,967,302
AT&T, Inc. 4.45%, 5/15/21		4,259	4,702,366
5.60%, 5/15/18		2,937	3,473,528
Bell Canada 5.00%, 2/15/17(c)	CAD	5,900	6,505,823
British Telecommunications PLC 9.625%, 12/15/30	U.S.$	5,972	8,786,735
Deutsche Telekom International Finance BV 4.875%, 3/06/42(c)		6,870	6,490,007
Telecom Italia Capital SA 5.25%, 11/15/13		3,389	3,482,197
6.175%, 6/18/14		4,156	4,374,190
United States Cellular Corp. 6.70%, 12/15/33		1,900	1,848,366
Verizon Communications, Inc. 4.60%, 4/01/21		6,908	7,665,331

			53,295,845

Consumer Cyclical - Automotive – 0.6%
BMW US Capital LLC 5.00%, 5/28/15	EUR	6,000	8,821,849
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)	U.S.$	4,627	5,044,781
6.80%, 6/15/18(c)		4,000	4,675,524

			18,542,154

Consumer Cyclical - Entertainment – 0.5%
Time Warner, Inc. 7.625%, 4/15/31		5,000	6,401,785
Viacom, Inc. 4.375%, 9/15/14		8,886	9,580,459

			15,982,244

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.1%
Wyndham Worldwide Corp. 4.25%, 3/01/22	U.S.$	3,300	$3,235,073

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19		2,740	3,379,905

Consumer Non-Cyclical – 0.7%
Ahold Finance USA LLC 6.875%, 5/01/29		5,820	7,106,272
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		10,000	12,215,900
Whirlpool Corp. 8.60%, 5/01/14		3,025	3,393,938

			22,716,110

Energy – 1.5%
Anadarko Petroleum Corp. 5.95%, 9/15/16		2,863	3,300,744
Apache Corp. 6.90%, 9/15/18		2,950	3,724,030
Marathon Petroleum Corp. 3.50%, 3/01/16		941	980,383
5.125%, 3/01/21		1,667	1,813,096
Nabors Industries, Inc. 9.25%, 1/15/19		2,981	3,826,799
Noble Energy, Inc. 8.25%, 3/01/19		5,000	6,278,905
Noble Holding International Ltd. 4.90%, 8/01/20		515	550,225
Phillips 66 4.30%, 4/01/22(c)		8,070	8,222,248
Reliance Holdings USA, Inc. 5.40%, 2/14/22(c)		4,758	4,656,099
Southwestern Energy Co. 4.10%, 3/15/22(c)		2,200	2,180,759
Talisman Energy, Inc. 7.75%, 6/01/19		3,400	4,160,968
Transocean, Inc. 6.375%, 12/15/21		5,500	6,188,424
Weatherford International Ltd./Bermuda 6.00%, 3/15/18		2,631	2,976,511

			48,859,191

Other Industrial – 0.1%
Noble Group Ltd. 6.75%, 1/29/20(c)		3,287	3,237,695

Services – 0.4%
Western Union Co. (The) 5.93%, 10/01/16		9,665	11,144,228

16	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.7%
Agilent Technologies, Inc. 5.00%, 7/15/20	U.S.$	1,035	$1,150,590
Hewlett-Packard Co. 4.65%, 12/09/21		3,519	3,681,349
Oracle Corp. 5.75%, 4/15/18		8,987	10,925,613
Xerox Corp. 2.95%, 3/15/17		2,823	2,852,576
8.25%, 5/15/14		4,000	4,516,756

			23,126,884

Transportation - Airlines – 0.5%
Southwest Airlines Co. 5.25%, 10/01/14		3,015	3,242,243
5.75%, 12/15/16		4,799	5,368,051
Southwest Airlines Co. 2007-1 Pass Through Trust Series 07-1 6.15%, 8/01/22		6,910	7,877,541

			16,487,835

Transportation - Railroads – 0.4%
Burlington Northern Santa Fe LLC 4.95%, 9/15/41		6,713	6,845,092
Canadian Pacific Railway Co. 6.50%, 5/15/18		1,276	1,487,132
CSX Corp. 6.25%, 3/15/18		5,000	6,008,075

			14,340,299

Transportation - Services – 0.4%
Asciano Finance Ltd. 3.125%, 9/23/15(c)		5,345	5,313,496
4.625%, 9/23/20(c)		1,501	1,451,632
Ryder System, Inc. 5.85%, 11/01/16		4,332	4,931,077

			11,696,205

			348,887,921

Financial Institutions – 9.0%
Banking – 6.3%
Banco Bradesco SA/Cayman Islands 5.75%, 3/01/22(c)		6,500	6,548,487
Bank of America Corp. 3.875%, 3/22/17		10,000	10,055,150
5.875%, 2/07/42		2,896	2,880,391
Barclays Bank PLC 4.875%, 12/15/14	EUR	3,540	3,051,847
Series 1 5.00%, 9/22/16	U.S.$	3,252	3,497,728
BNP Paribas SA 5.00%, 1/15/21		7,891	7,964,126

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 4.50%, 1/14/22	U.S.$	14,515	$14,571,826
5.875%, 1/30/42		5,217	5,405,527
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Utrect 3.875%, 2/08/22		8,000	7,736,576
Danske Bank A/S 5.684%, 2/15/17	GBP	3,580	4,632,435
DNB Bank ASA 4.375%, 2/24/21(c)	EUR	4,470	6,395,175
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22	U.S.$	10,600	10,904,644
6.00%, 6/15/20		3,205	3,372,323
7.50%, 2/15/19		3,490	3,987,447
HSBC Holdings PLC 4.00%, 3/30/22		5,085	5,040,354
6.50%, 9/15/37		2,617	2,937,017
Series 2018
9.875%, 4/08/18	GBP	1,550	2,639,832
ING Bank NV 3.75%, 3/07/17(c)	U.S.$	8,070	7,993,109
Itau Unibanco Holding SA/Cayman Island 5.65%, 3/19/22(c)		3,348	3,358,044
JPMorgan Chase & Co. 4.50%, 1/24/22		17,700	18,414,000
JPMorgan Chase Bank NA 4.625%, 5/31/17	EUR	950	1,182,758
Lloyds TSB Bank PLC 4.20%, 3/28/17	U.S.$	6,864	6,915,549
Macquarie Bank Ltd. 5.00%, 2/22/17(c)		607	611,619
Macquarie Group Ltd. 4.875%, 8/10/17(c)		2,580	2,598,318
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		9,586	11,021,734
Morgan Stanley 10.09%, 5/03/17(c)	BRL	13,035	7,105,002
National City Bank/Cleveland OH 5.80%, 6/07/17	U.S.$	4,925	5,463,549
Nordea Bank AB 4.875%, 5/13/21(c)		5,865	5,707,888
Santander Issuances SA Unipersonal Series 23 6.50%, 7/27/19	EUR	5,150	6,456,442
Societe Generale SA 5.20%, 4/15/21(c)	U.S.$	8,010	7,693,044
Svenska Handelsbanken AB 2.875%, 4/04/17		7,750	7,747,489

18	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Unicredit Luxembourg Finance SA 6.00%, 10/31/17(c)	U.S.$	3,202	$2,845,745
Union Bank NA 5.95%, 5/11/16		5,819	6,354,109

			203,089,284

Finance – 0.2%
General Electric Capital Corp. 5.625%, 5/01/18		2,900	3,361,352
HSBC Finance Corp. 6.676%, 1/15/21		1,894	2,021,720
SLM Corp. 5.05%, 11/14/14		3,141	3,218,822

			8,601,894

Insurance – 1.8%
Aflac, Inc. 8.50%, 5/15/19		3,400	4,437,684
Allstate Corp. (The) 6.125%, 5/15/37		8,637	8,475,056
American International Group, Inc. 6.82%, 11/15/37(c)		1,378	1,496,881
CIGNA Corp. 5.125%, 6/15/20		2,185	2,406,885
Coventry Health Care, Inc.
5.95%, 3/15/17		2,175	2,460,225
6.125%, 1/15/15		835	904,092
6.30%, 8/15/14		2,830	3,104,139
Genworth Financial, Inc. 4.95%, 10/01/15		4,771	4,843,333
Guardian Life Insurance Co. of America 7.375%, 9/30/39(c)		1,489	1,834,887
Hartford Financial Services Group, Inc. 6.30%, 3/15/18		4,935	5,428,411
Humana, Inc. 6.45%, 6/01/16		442	502,621
Lincoln National Corp. 8.75%, 7/01/19		2,958	3,744,449
Markel Corp. 7.125%, 9/30/19		2,166	2,433,607
MetLife, Inc. 4.75%, 2/08/21		2,840	3,115,156
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		4,645	5,883,004
Torchmark Corp. 9.25%, 6/15/19		3,400	4,213,358
UnitedHealth Group, Inc. 6.00%, 2/15/18		1,565	1,890,253

			57,174,041

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.3%
Aviation Capital Group Corp. 7.125%, 10/15/20(c)	U.S.$	5,499	$5,553,723
ORIX Corp. 4.71%, 4/27/15		3,030	3,193,629
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	6,403	218,323

			8,965,675

REITS – 0.4%
Duke Realty LP 6.75%, 3/15/20	U.S.$	2,135	2,496,750
Entertainment Properties Trust 7.75%, 7/15/20		4,389	4,615,012
ERP Operating LP 5.25%, 9/15/14		2,115	2,290,600
HCP, Inc. 5.375%, 2/01/21		3,219	3,468,733

			12,871,095

			290,701,989

Utility – 1.6%
Electric – 1.0%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(c)		7,320	7,938,723
CenterPoint Energy, Inc. 6.50%, 5/01/18		1,665	1,958,881
Constellation Energy Group, Inc. 5.15%, 12/01/20		2,845	3,133,036
Integrys Energy Group, Inc. 6.11%, 12/01/66		4,500	4,500,000
Nisource Finance Corp. 6.80%, 1/15/19		7,790	9,221,833
TECO Finance, Inc. 4.00%, 3/15/16		300	318,879
5.15%, 3/15/20		2,970	3,281,767
Union Electric Co. 6.70%, 2/01/19		2,019	2,481,317

			32,834,436

Natural Gas – 0.6%
CenterPoint Energy Resources Corp. 4.50%, 1/15/21		1,460	1,556,059
DCP Midstream LLC 5.35%, 3/15/20(c)		1,515	1,661,893
9.75%, 3/15/19(c)		1,910	2,441,005
EQT Corp. 8.125%, 6/01/19		2,806	3,278,646
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,116	1,104,909

20	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.15%, 3/01/22	U.S.$	1,959	$1,976,711
Sempra Energy 6.50%, 6/01/16		5,700	6,737,896

			18,757,119

			51,591,555

Non Corporate Sectors – 0.8%
Agencies - Not Government Guaranteed – 0.8%
Abu Dhabi National Energy Co. 5.875%, 12/13/21(c)		1,265	1,346,054
Banco do Brasil SA 5.875%, 1/26/22(c)		2,103	2,163,987
Gazprom OAO Via Gaz Capital SA 9.25%, 4/23/19(C)		2,546	3,144,310
IPIC GMTN Ltd. 5.50%, 3/01/22(c)		7,800	8,024,250
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		7,500	8,075,543
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(c)		2,936	3,093,810

			25,847,954

Total Corporates – Investment Grades (cost $676,882,394)			717,029,419

MORTGAGE PASS-THROUGHS – 11.0%
Agency Fixed Rate 30-Year – 9.0%
Federal National Mortgage Association 3.50%, 11/01/40-12/01/41		87,831	90,267,275
5.50%, 5/01/38		25,932	28,252,216
6.00%, 11/01/37-6/01/38		28,500	31,345,412
Series 2008 6.00%, 5/01/38		47,933	52,838,112
Series 2011 3.50%, 3/01/41		29,237	30,047,904
4.00%, 9/01/41		54,220	56,831,027

			289,581,946

Agency Fixed Rate 15-Year – 2.0%
Federal National Mortgage Association 3.00%, TBA		62,000	64,179,685

Total Mortgage Pass-Throughs (cost $352,100,183)			353,761,631

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN AGENCIES – 5.7%
Canada – 5.6%
Canada Housing Trust No 1 2.95%, 3/15/15(c)	CAD	76,000	$79,255,782
3.15%, 6/15/14-6/15/15(c)		95,200	99,876,249

			179,132,031

Norway – 0.1%
Eksportfinans ASA 2.00%, 9/15/15	U.S.$	442	392,160
2.375%, 5/25/16		5,271	4,646,112

			5,038,272

Total Governments – Sovereign Agencies (cost $174,593,690)			184,170,303

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.7%
Non-Agency Fixed Rate CMBS – 2.4%
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A3 5.726%, 3/15/49		9,100	10,322,203
Series 2007-C6, Class A4 5.696%, 12/10/49		14,000	15,966,300
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		2,585	2,890,071
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39		10,910	12,021,838
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		7,225	7,950,535
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB17, Class A4 5.429%, 12/12/43		8,454	9,345,158
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6, Class A4 5.485%, 3/12/51		5,839	6,287,034

22	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Series 2006-IQ12, Class A4 5.332%, 12/15/43	U.S.$	10,000	$11,251,400

			76,034,539

Agency CMBS – 0.3%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		10,223	10,850,797

Total Commercial Mortgage-Backed Securities (cost $81,724,221)			86,885,336

INFLATION-LINKED SECURITIES – 2.1%
United States – 2.1%
U.S. Treasury Inflation Index 2.50%, 7/15/16 (TIPS) (cost $65,352,381)		57,586	67,236,499

COVERED BONDS – 1.9%
Abbey National Treasury Services PLC/London 4.25%, 4/12/21(c)	EUR	8,100	11,437,147
Banco Bilbao Vizcaya Argentaria SA 3.25%, 1/24/16		6,000	7,931,965
Bank of Scotland PLC 4.75%, 6/08/22		9,500	14,026,084
BNP Paribas Home Loan SFH 2.20%, 11/02/15(c)	U.S.$	9,054	9,110,044
Cie de Financement Foncier 4.125%, 10/25/17	EUR	10,000	14,429,700
Danske Bank A/S 4.125%, 11/26/19		2,350	3,431,856

Total Covered Bonds (cost $57,568,578)			60,366,796

CORPORATES - NON-INVESTMENT GRADES – 1.7%
Industrial – 1.2%
Basic – 0.3%
Calcipar SA 6.875%, 5/01/18(c)	U.S.$	876	889,140
Commercial Metals Co. 6.50%, 7/15/17		4,000	4,040,000
LyondellBasell Industries NV 5.75%, 4/15/24(c)		4,820	4,811,113

			9,740,253

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.4%
Ball Corp. 5.00%, 3/15/22	U.S.$	4,800	$4,812,000
BE Aerospace, Inc. 5.25%, 4/01/22		6,700	6,767,000

			11,579,000

Communications - Media – 0.0%
Cumulus Media Holdings, Inc. 7.75%, 5/01/19(b)(c)		896	846,720

Consumer Cyclical - Automotive – 0.1%
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(c)	EUR	2,300	3,056,007

Consumer Cyclical - Other – 0.1%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(c)	U.S.$	4,900	4,802,000

Consumer Non-Cyclical – 0.2%
Boparan Holdings PLC 9.875%, 4/30/18(c)	GBP	3,300	5,357,525

Energy – 0.1%
Cimarex Energy Co. 5.875%, 5/01/22	U.S.$	1,975	2,014,500
SESI LLC 6.375%, 5/01/19		858	909,480

			2,923,980

			38,305,485

Financial Institutions – 0.3%
Banking – 0.2%
LBG Capital No.1 PLC 8.00%, 6/15/20(c)		4,145	3,563,452
NB Capital Trust IV 8.25%, 4/15/27		4,509	4,599,180

			8,162,632

Other Finance – 0.1%
iPayment, Inc. 10.25%, 5/15/18		2,630	2,419,600

			10,582,232

Utility – 0.2%
Electric – 0.1%
CMS Energy Corp. 5.05%, 3/15/22		2,595	2,611,245

24	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 0.1%
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20(c)	U.S.$	3,097	$3,143,455

			5,754,700

Total Corporates - Non- Investment Grades (cost $55,153,989)			54,642,417

GOVERNMENTS - SOVEREIGN BONDS – 1.4%
Croatia – 0.2%
Republic of Croatia 6.375%, 3/24/21(c)		5,340	5,106,375

Indonesia – 0.7%
Republic of Indonesia 5.25%, 1/17/42(c)		15,500	16,197,500
7.75%, 1/17/38(c)		5,568	7,697,760

			23,895,260

Lithuania – 0.2%
Lithuania Government International Bond 6.625%, 2/01/22(c)		4,693	5,185,765

Poland – 0.1%
Poland Government International Bond 4.20%, 4/15/20	EUR	2,116	2,898,588

Qatar – 0.2%
State of Qatar 4.50%, 1/20/22(c)	U.S.$	7,036	7,342,066

Total Governments-Sovereign Bonds (cost $40,097,213)			44,428,054

BANK LOANS – 0.9%
Industrial – 0.8%
Basic – 0.0%
Ineos US Finance LLC 8.00%, 12/16/14(d)		48	50,175

Capital Goods – 0.1%
Harbor Freight Tools USA, Inc./Central Purchasing, LLC 6.50%, 12/22/17(d)		2,533	2,549,938

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.1%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.49%, 7/03/14(d)	U.S.$	1,251	$1,150,950
Charter Communications Operating, LLC 2.25%, 3/06/14(d)		53	52,801
Clear Channel Communications, Inc. 3.89%, 1/29/16(d)		402	324,909
Univision Communications, Inc. 4.49%, 3/31/17(d)		1,711	1,586,426
WideOpenWest Finance , LLC 2.74%-4.75%, 6/30/14(d)		970	944,451

			4,059,537

Communications -Telecommunications – 0.1%
Level 3 Financing, Inc. 2.49%-2.83%, 3/13/14(d)		1,462	1,439,279

Consumer Cyclical - Entertainment – 0.1%
ClubCorp Club Operations Inc. 6.00%, 11/30/16(d)		3,098	3,113,773
Las Vegas Sands, LLC 2.75%, 11/23/16(d)		873	842,380

			3,956,153

Consumer Cyclical - Other – 0.1%
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.) 3.24%-3.47%, 1/28/15(d)		387	368,381
3.24%, 1/28/15(d)		1,204	1,145,671
Sabre Inc. 5.99%-6.03%, 9/30/17(d)		1,397	1,325,350

			2,839,402

Consumer Cyclical - Retailers – 0.0%
Burlington Coat Factory Warehouse Corporation 6.25%, 2/23/17(d)		958	962,967

Consumer Non-Cyclical – 0.1%
HCA Inc. 3.49%, 5/01/18(d)		429	419,491
U.S. Foodservice, Inc. 2.74%, 7/03/14(d)		987	952,085

			1,371,576

Energy – 0.1%
CITGO Petroleum Corporation 9.00%, 6/24/17(d)		1,474	1,503,225

26	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.0%
Gavilon Group LLC, The 6.00%, 12/06/16(d)	U.S.$	416	$415,080

Services – 0.1%
Advantage Sales & Marketing Inc. 5.25%, 12/18/17(d)		1,185	1,183,152
Global Cash Access, Inc. 7.00%, 3/01/16(d)		507	506,002
ServiceMaster Co., (The) 2.75%, 7/24/14(d)		123	121,497
2.75%-2.99%, 7/24/14(d)		1,237	1,220,034
West Corporation 4.49%, 7/15/16(d)		732	732,916

			3,763,601

Technology – 0.0%
Avaya Inc. 3.24%, 10/24/14(d)		80	77,522
4.99%, 10/26/17(d)		161	155,236
First Data Corporation 2.99%, 9/24/14(d)		647	622,256
SunGard Data Systems, Inc. (Solar Capital Corp.) 3.87%-4.15%, 2/28/16(d)		469	469,418

			1,324,432

			24,235,365

Financial Institutions – 0.1%
Finance – 0.1%
iStar Financial, Inc. 7.00%, 6/30/14(d)		3,000	2,991,870

Insurance – 0.0%
Asurion, LLC (fka Asurion Corporation) 5.50%, 5/24/18(d)		943	933,967

Other Finance – 0.0%
Nielsen Finance LLC 2.24%, 8/09/13(d)		4	3,555
3.49%, 5/02/16(d)		394	393,846

			397,401

			4,323,238

Utility – 0.0%
Electric – 0.0%
Texas Competitive Electric Holdings Company, LLC (TXU) 3.74%, 10/10/14(d)		2,334	1,420,036

Total Bank Loans (cost $30,310,950)			29,978,639

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AGENCIES – 0.7%
Agency Debentures – 0.7%
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22 (cost $24,249,829)	U.S.$	24,389	$23,942,193

LOCAL GOVERNMENTS -MUNICIPAL BONDS – 0.7%
United States – 0.7%
California GO 7.95%, 3/01/36		10,685	12,386,159
Illinois GO 7.35%, 7/01/35		4,440	5,197,464
Texas Transp Comm (Texas St Hwy Fund First Tier) 5.178%, 4/01/30		3,400	3,966,780

Total Local Governments - Municipal Bonds (cost $18,830,787)			21,550,403

EMERGING MARKETS -CORPORATE BONDS – 0.5%
Industrial – 0.4%
Basic – 0.2%
Vedanta Resources PLC 8.75%, 1/15/14(b)(c)		8,139	8,362,822

Communications -Telecommunications – 0.1%
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(c)		5,000	5,462,500

Consumer Non-Cyclical – 0.1%
Hypermarcas SA 6.50%, 4/20/21(c)		2,500	2,425,000

			16,250,322

Utility – 0.1%
Electric – 0.1%
DTEK Finance BV 9.50%, 4/28/15(c)		1,967	1,868,650

Total Emerging Markets - Corporate Bonds (cost $18,219,000)			18,118,972

28	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Indonesia – 0.1%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)	U.S.$	4,074	$4,267,515

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(c)		8,000	7,982,744

Total Quasi-Sovereigns (cost $12,024,382)			12,250,259

EMERGING MARKETS -SOVEREIGNS – 0.3%
Turkey – 0.3%
Turkey Government International Bond 6.25%, 9/26/22 (cost $8,119,598)		8,000	8,600,000

LOCAL GOVERNMENTS -PROVINCIAL BONDS – 0.2%
Canada – 0.2%
Province of Ontario Canada 4.25%, 12/11/13	EUR	925	1,305,102
Province of Quebec Canada 4.25%, 2/27/13		3,525	4,846,374

Total Local Governments - Provincial Bonds (cost $6,102,174)			6,151,476

SUPRANATIONALS – 0.2%
European Investment Bank Zero Coupon, 4/24/13(c)	IDR	27,712,890	2,842,511
7.25%, 2/22/15		24,700,000	2,704,196

Total Supranationals (cost $5,816,141)			5,546,707

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Non-Agency Fixed Rate – 0.0%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 2.572%, 12/25/35 (cost $209,147)	U.S.$	223	221,739

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	29

Portfolio of Investments

	Shares	U.S. $ Value

PREFERRED STOCKS – 0.0%
Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%(e) (cost $2,673,750)	106,950	$147,591

	Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options on Forward Contracts – 0.0%
CNY/USD Expiration: Aug 2012, Exercise Price: CNY 7.00(e) (cost $635,095)	1,530,000,000	243

	Shares
SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(f) (cost $20,961,773)	20,961,773	20,961,773

Total Investments – 114.7% (cost $3,584,115,365)		3,692,864,906
Other assets less liabilities – (14.7)%		(473,238,403)

Net Assets – 100.0%		$3,219,626,503

FUTURES CONTRACTS (See Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-Bobl Futures	573	June 2012	$94,716,197	$94,846,113	$129,916
Japan 10 Yr Bond Futures	43	June 2012	73,999,275	73,775,885	(223,390)

Sold Contracts
US Long Bond Futures	2,383	June 2012	337,346,774	328,258,250	9,088,524

					$8,995,050

30	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Capital Inc.:
Indian Rupee settling 4/30/12	781,635	$15,136,238	$15,270,529	$134,291
BNP Paribas SA:
Malaysian Ringgit settling 4/27/12	48,713	15,764,782	15,892,763	127,981
South Korean Won settling 4/20/12	17,972,780	15,910,747	15,841,214	(69,533)
Citibank:
Canadian Dollar settling 4/03/12	1,121	1,130,495	1,123,866	(6,629)
Canadian Dollar settling 4/03/12	4,460	4,498,096	4,471,088	(27,008)
Turkish Lira settling 5/14/12	55,729	30,470,629	30,971,521	500,892
Deutsche Bank:
Mexican Peso settling 4/27/12	410,314	31,919,630	31,996,526	76,896
Goldman Sachs:
Brazilian Real settling 4/03/12(1)	15,362	8,430,953	8,415,481	(15,472)
Brazilian Real settling 4/03/12(1)	15,362	8,470,935	8,415,481	(55,454)
New Zealand Dollar settling 4/19/12(2)	19,646	16,058,887	16,068,991	10,104
JPMorgan Chase Bank:
Norwegian Krone settling 5/23/12	359,897	63,157,520	63,073,786	(83,734)
Morgan Stanley:
Australian Dollar settling 4/19/12	3,113	3,221,057	3,219,030	(2,027)
Royal Bank of Scotland:
Swedish Krona settling 5/23/12	1,163	173,533	175,460	1,927
Standard Chartered Bank:
Chinese Yuan Renminbi settling 4/20/12(1)	252,261	40,054,110	39,911,700	(142,410)
Singapore Dollar settling 4/27/12	20,251	16,011,791	16,109,847	98,056
UBS Securities LLC:
Australian Dollar settling 4/19/12	43,512	45,643,123	44,990,051	(653,072)
Canadian Dollar settling 4/03/12	93,563	94,101,631	93,802,566	(299,065)

Sale Contracts
Barclays Capital Inc.:
Japanese Yen settling 5/11/12	6,232,434	74,796,685	75,324,543	(527,858)
Credit Suisse First Boston:
South African Rand settling 5/14/12	504,118	64,732,639	65,321,291	(588,652)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	31

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Goldman Sachs:
Australian Dollar settling 4/19/12(2)	15,317	$16,058,887	$15,837,758	$221,129
Brazilian Real settling 4/03/12(1)	15,362	8,923,636	8,415,481	508,155
Brazilian Real settling 4/03/12(1)	15,362	8,430,953	8,415,481	15,472
Brazilian Real settling 5/03/12(1)	15,362	8,416,633	8,358,019	58,614
Euro settling 5/10/12	514,746	686,877,542	686,635,176	242,366
HSBC Securities Inc.:
Canadian Dollar settling 4/03/12	371,859	376,329,486	372,809,356	3,520,130
Royal Bank of Scotland:
Canadian Dollar settling 5/15/12	272,715	273,400,872	273,175,209	225,663
Standard Chartered Bank:
Chinese Yuan Renminbi settling 4/20/12(1)	251,561	39,791,327	39,800,947	(9,620)
Great British Pound settling 5/10/12	343,497	548,122,295	549,287,419	(1,165,124)
Indonesian Rupiah settling 4/30/12	51,401,158	5,578,593	5,600,740	(22,147)

				$2,073,871

(1)	Contract represents a non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

(2)	Represents a cross-currency purchase of New Zealand Dollar and sale of Australian Dollar.

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at March 31, 2012
Barclays Capital Inc.†	(1.63)%*	—	$822,416
Barclays Capital Inc.†	(0.50)%*	—	2,094,883
Deutsche Bank	0.22%	5/22/12	10,119,613
Goldman Sachs & Co.†	(0.80)%*	—	31,806,492
Goldman Sachs & Co.	0.17%	5/15/12	28,995,080
Goldman Sachs & Co.	0.17%	5/15/12	14,655,346
HSBC	0.16%	4/23/12	37,412,734
HSBC	0.18%	5/14/12	50,508,080
HSBC	0.23%	6/12/12	31,016,463
ING Bank Amsterdam†	(0.13)%*	—	1,231,108
Jefferies & Company, Inc.	0.19%	5/16/12	81,777,954
JPMorgan Chase Bank†	(0.25)%*	—	1,109,514
Nomura International†	(0.13)%*	—	2,032,352
Nomura International†	(0.13)%*	—	998,712
UBS Securities LLC	0.17%	4/04/12	62,435,765
UBS Securities LLC	0.20%	6/07/12	15,545,995
UBS Securities LLC	0.21%	5/23/12	63,154,789

			$435,717,296

†	The reverse repurchase agreement matures on demand. The interest rate shown is a variable and was in effect on March 31, 2012.

*	Interest payment due from counterparty.

32	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

UNFUNDED LOAN COMMITMENTS (see Note D)

As of March 31, 2012, the Fund had the following unfunded loan commitment of $15,200,000, which may be drawn at the option of the borrower:

Borrower	Unfunded Loan Commitments	Cost			Value
General Motors Holding, LLC Revolver LIBOR+2.75%, 10/27/15	$8,200,000	$	– 0	–	$ (837,548)
Sandridge Energy, Inc., LIBOR, 4/15/12	7,000,000		– 0	–	– 0	–

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $1,157,653.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $427,090,558.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the aggregate market value of these securities amounted to $469,299,938 or 14.6% of net assets.

(d)	Floating Rate Security. Stated interest rate was in effect at March 31, 2012.

(e)	Non-income producing security.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

RUB – Russian Ruble

ZAR – South African Rand

Glossary:

CMBS – Commercial Mortgage-Backed Securities

FHLMC – Federal Home Loan Mortgage Corporation

GO – General Obligation

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	33

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,563,153,592)	$3,671,903,133
Affiliated issuers (cost $20,961,773)	20,961,773
Cash	4,955,743
Dividends and interest receivable	33,721,854
Receivable for capital stock sold	17,155,249
Cash held at broker	8,148,284
Unrealized appreciation of forward currency exchange contracts	5,741,676
Receivable for variation margin on futures contracts	2,724,957
Receivable for investment securities sold	1,699,493

Total assets	3,767,012,162

Liabilities
Payable for reverse repurchase agreements	435,717,296
Payable for investment securities purchased	94,250,878
Payable for capital stock redeemed	6,803,973
Unrealized depreciation of forward currency exchange contracts	3,667,805
Dividends payable	2,990,524
Advisory fee payable	1,374,165
Distribution fee payable	987,806
Unfunded loan commitment, at value	837,548
Transfer Agent fee payable	161,602
Administrative fee payable	22,364
Accrued expenses and other liabilities	571,698

Total liabilities	547,385,659

Net Assets	$3,219,626,503

Composition of Net Assets
Capital stock, at par	$381,916
Additional paid-in capital	3,120,733,691
Distributions in excess of net investment income	(59,127,085)
Accumulated net realized gain on investment and foreign currency transactions	38,240,768
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	119,397,213

$3,219,626,503

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,530,554,956	181,616,996	$8.43	*

B	$44,193,941	5,242,838	$8.43

C	$610,560,950	72,224,307	$8.45

Advisor	$825,367,760	98,017,591	$8.42

R	$30,299,780	3,597,496	$8.42

K	$4,259,482	505,768	$8.42

I	$174,389,634	20,711,042	$8.42

*	The maximum offering price per share for Class A shares was $8.80, which reflects a sales charge of 4.25%.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2012 (unaudited)

Investment Income
Interest	$56,238,247
Affiliated issuers	22,195
Other fee income	61,178	$56,321,620

Expenses
Advisory fee (see Note B)	7,764,193
Distribution fee—Class A	2,350,886
Distribution fee—Class B	252,400
Distribution fee—Class C	3,077,554
Distribution fee—Class R	64,967
Distribution fee—Class K	3,536
Transfer agency—Class A	766,344
Transfer agency—Class B	33,350
Transfer agency—Class C	327,372
Transfer agency—Advisor Class	361,730
Transfer agency—Class R	31,599
Transfer agency—Class K	2,362
Transfer agency—Class I	59,905
Registration fees	153,890
Custodian	131,192
Printing	102,121
Administrative	37,166
Audit	36,690
Directors’ fees	30,539
Legal	21,552
Miscellaneous	43,714

Total expenses before interest expense	15,653,062
Interest expense	293,203

Total expenses	15,946,265
Less: expenses waived and reimbursed by the Adviser (see Note B)	(327,321)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(2,122)

Net expenses		15,616,822

Net investment income		40,704,798

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		28,340,381
Swap contracts		261,383
Futures contracts		(6,229,935)
Foreign currency transactions		28,799,269
Net change in unrealized appreciation/depreciation of:
Investments		50,771,005
Futures contracts		17,773,442
Unfunded loan commitments		54,435
Foreign currency denominated assets and liabilities		(62,309,292)

Net gain on investment and foreign currency transactions		57,460,688

Net Increase in Net Assets from Operations		$98,165,486

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	35

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$40,704,798	$111,190,600
Net realized gain (loss) on investment and foreign currency transactions	51,171,098	(19,793,403)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	6,289,590	(29,422,853)

Net increase in net assets from operations	98,165,486	61,974,344
Dividends and Distributions to Shareholders from
Net investment income
Class A	(40,023,005)	(63,100,508)
Class B	(1,104,498)	(2,103,399)
Class C	(13,322,321)	(19,955,529)
Advisor Class	(19,153,890)	(22,279,065)
Class R	(613,828)	(649,653)
Class K	(64,908)	(51,375)
Class I	(4,384,678)	(2,171,852)
Capital Stock Transactions
Net increase	70,990,166	186,905,304

Total increase	90,488,524	138,568,267
Net Assets
Beginning of period	3,129,137,979	2,990,569,712

End of period (including distributions in excess of net investment income of $(59,127,085) and $(21,164,755), respectively)	$3,219,626,503	$3,129,137,979

See notes to financial statements.

36	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Changes In Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Bond Fund, Inc. (the “Fund”), was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expense. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	37

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for

38	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2012:

Investments in Securities	Level 1			Level 2		Level 3			Total
Governments – Treasuries	$	– 0	–	$1,976,874,456		$	– 0	–	$1,976,874,456
Corporates – Investment Grades		– 0	–	717,029,419			– 0	–	717,029,419
Mortgage Pass-Throughs		– 0	–	353,761,631			– 0	–	353,761,631
Governments – Sovereign Agencies		– 0	–	184,170,303			– 0	–	184,170,303
Commercial Mortgage-Backed Securities		– 0	–	86,885,336			– 0	–	86,885,336
Inflation-Linked Securities		– 0	–	67,236,499			– 0	–	67,236,499
Covered Bonds		– 0	–	60,366,796			– 0	–	60,366,796
Corporates – Non-Investment Grades		– 0	–	54,642,417			– 0	–	54,642,417
Governments – Sovereign Bonds		– 0	–	44,428,054			– 0	–	44,428,054
Bank Loans		– 0	–	– 0	–		29,978,639		29,978,639
Agencies		– 0	–	23,942,193			– 0	–	23,942,193
Local Governments – Municipal Bonds		– 0	–	21,550,403			– 0	–	21,550,403
Emerging Markets – Corporate Bonds		– 0	–	18,118,972			– 0	–	18,118,972
Quasi-Sovereigns		– 0	–	12,250,259			– 0	–	12,250,259
Emerging Markets – Sovereigns		– 0	–	8,600,000			– 0	–	8,600,000
Local Governments – Provincial Bonds		– 0	–	6,151,476			– 0	–	6,151,476
Supranationals		– 0	–	2,704,196			2,842,511		5,546,707
Collateralized Mortgage Obligations		– 0	–	– 0	–		221,739		221,739
Preferred Stocks		– 0	–	147,591			– 0	–	147,591
Options Purchased – Puts		– 0	–	– 0	–		243		243
Short-Term Investments		20,961,773		– 0	–		– 0	–	20,961,773

Total Investments in Securities		20,961,773		3,638,860,001			33,043,132		3,692,864,906

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	39

Notes to Financial Statements

Investments in Securities	Level 1		Level 2			Level 3			Total
Other Financial Instruments*:
Assets
Futures Contracts	$9,218,440		$	– 0	–	$	– 0	–	$9,218,440	†
Forward Currency Exchange Contracts	– 0	–		5,741,676			– 0	–	5,741,676
Liabilities
Futures Contracts	(223,390)			– 0	–		– 0	–	(223,390	)†
Forward Currency Exchange Contracts	– 0	–		(3,667,805)			– 0	–	(3,667,805)
Unfunded Loan Commitment	– 0	–		– 0	–		(837,548)		(837,548)

Total	$29,956,823			$3,640,933,872			$32,205,584		$3,703,096,279

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Commercial Mortgage- Backed Securities			Bank Loans		Supranationals			Collateralized Mortgage Obligations
Balance as of 9/30/11		$5,827,642		$39,974,868		$	– 0	–	$538,586
Accrued discounts/ (premiums)		(15)		247,333			70,109		653
Realized gain (loss)		45,639		26,183			– 0	–	19,932
Change in unrealized appreciation/ depreciation		(160,807)		1,478,441			24,443		(17,602)
Purchases		– 0	–	1,302,412			– 0	–	– 0	–
Sales		(5,712,459)		(13,050,598)			– 0	–	(319,830)
Transfers into Level 3		– 0	–	– 0	–		2,747,959		– 0	–
Transfers out of Level 3		– 0	–	– 0	–		– 0	–	– 0	–

Balance as of 3/31/12	$	– 0	–	$29,978,639			$2,842,511		$221,739

Net change in unrealized appreciation/depreciation from investments held as of 3/31/12	$	– 0	–	$1,274,720			$24,443		$622

40	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

	Options Purchased- Puts		Unfunded Loan Commitment		Total
Balance as of 9/30/11	$2,367,490		$(895,397)		$47,813,189
Accrued discounts/(premiums)	– 0	–	– 0	–	318,080
Realized gain (loss)	(574,200)		– 0	–	(482,446)
Change in unrealized appreciation/depreciation	(1,793,047)		57,849		(410,723)
Purchases	– 0	–	– 0	–	1,302,412
Sales	– 0	–	– 0	–	(19,082,887)
Transfers into Level 3	– 0	–	– 0	–	2,747,959
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 3/31/12	$243		$(837,548)		$32,205,584

Net change in unrealized appreciation/depreciation from investments held as of 3/31/12	$(1,762,902)		$57,849		$(405,268	)**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	41

Notes to Financial Statements

Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of

42	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 31, 2012. For the six months ended March 31, 2012, such reimbursement amounted to $327,321.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended March 31, 2012, such fee amounted to $37,166.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $549,539 for the six months ended March 31, 2012.

For the six months ended March 31, 2012, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $40,661 from the sale of Class A shares and received $2,798, $5,632 and $22,691 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	43

Notes to Financial Statements

its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2012 is as follows:

Market Value September 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2012 (000)	Dividend Income (000)
$ 151,665	$783,856	$914,559	$20,962	$22

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. For the six months ended March 31, 2012, with respect to Class K shares, payments to the Distributor were voluntarily limited to .10% of the average daily net assets attributable to Class K shares. Such waiver amounted to $2,122. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $25,657,669, $12,227,873, $136,967 and $15,004 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2012, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$812,411,645	$1,129,011,676
U.S. government securities	1,015,573,660	340,307,969

44	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and futures contracts) are as follows:

Gross unrealized appreciation	$131,367,211
Gross unrealized depreciation	(22,617,670)

Net unrealized appreciation	$108,749,541

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the six months ended March 31, 2012, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures Contracts

The Fund may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	45

Notes to Financial Statements

between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2012, the Fund held futures contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options

46	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended March 31, 2012, the Fund had no transactions in written options.

During the six months ended March 31, 2012, the Fund held purchased options for hedging and non-hedging purposes.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	47

Notes to Financial Statements

payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2012, the Fund held interest rate swap contracts for hedging and non-hedging purposes.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are

48	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2012, the Fund had OTC derivatives in liability positions with net asset contingent features in the amount of $3,261,362. The fair value of assets pledged as collateral by the Fund for such derivatives was $1,157,653 at March 31, 2012. If a trigger event had occurred at March 31, 2012, for those derivatives in a net liability position, an additional amount of $2,867,795 would be required to be posted by the Fund since the aggregate fair value of the required collateral posted was less than the settlement amounts of open derivative contracts.

At March 31, 2012 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures contracts	$8,995,050	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	5,741,676		Unrealized depreciation of forward currency exchange contracts	$3,667,805

Foreign exchange contracts	Investments in securities, at value	243

Total		$14,736,969			$3,667,805

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$261,383	$	– 0	–

Interest rate contracts	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(6,229,935)		17,773,442

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	49

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$13,464,779	$(63,607,805)

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(574,200)	(1,793,047)

Total		$6,922,027	$(47,627,410)

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments

For the six months ended March 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $2,170,912,957, the average monthly notional amount of futures contracts was $546,824,460 and the average monthly cost of purchased options contracts was $799,152. For one month of the six month period, the average monthly notional amount of interest rate swaps contracts was $317,433,332.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on

50	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the six months ended March 31, 2012, the Fund earned drop income of $197,244 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended March 31, 2012, the average amount of reverse repurchase agreements outstanding was $350,756,813 and the daily weighted average interest rate was 0.11%.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	51

Notes to Financial Statements

As of March 31, 2012, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower pursuant to the respective loan agreement. The unrealized depreciation on such loans was $161,048.

Borrower	Unfunded Loan Participation Commitment	Funded
General Motors Holding, LLC, LIBOR + 2.75%, 10/27/15	$8,200,000	$	– 0	–
Sandridge Energy, LIBOR, 04/15/12	7,000,000		– 0	–

As of March 31, 2012, the Fund had no bridge loan commitments outstanding; however, the Fund received commitment fees or additional funding fees during the period in the amount of $61,178. Additionally, the Fund received $676,500 as an upfront payment for the trading discount in assuming the General Motors Holdings loan.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011

Class A
Shares sold	20,716,016	45,870,603	$173,848,437	$386,650,489

Shares issued in reinvestment of dividends and distributions	3,342,609	5,151,894	27,942,576	43,364,846

Shares converted from Class B	876,470	1,313,304	7,372,966	11,053,876

Shares redeemed	(37,235,526)	(63,514,284)	(311,697,541)	(533,943,437)

Net decrease	(12,300,431)	(11,178,483)	$(102,533,562)	$(92,874,226)

Class B
Shares sold	174,051	345,561	$1,461,293	$2,915,199

Shares issued in reinvestment of dividends and distributions	97,458	177,195	828,217	1,490,920

Shares converted to Class A	(876,299)	(1,313,110)	(7,372,966)	(11,053,876)

Shares redeemed	(690,966)	(2,191,298)	(5,785,295)	(18,431,041)

Net decrease	(1,295,756)	(2,981,652)	$(10,868,751)	$(25,078,798)

52	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011

Class C
Shares sold	4,789,013	10,816,364	$40,325,167	$91,506,768

Shares issued in reinvestment of dividends and distributions	1,185,514	1,751,982	9,929,359	14,794,780

Shares redeemed	(7,060,147)	(19,478,261)	(59,420,160)	(164,231,678)

Net decrease	(1,085,620)	(6,909,915)	$(9,165,634)	$(57,930,130)

Advisor Class
Shares sold	34,416,198	50,525,107	$287,933,530	$424,413,435

Shares issued in reinvestment of dividends and distributions	1,547,054	1,860,739	12,929,839	15,657,879

Shares redeemed	(15,767,256)	(28,432,318)	(132,360,577)	(238,713,054)

Net increase	20,195,996	23,953,528	$168,502,792	$201,358,260

Class R
Shares sold	1,053,746	1,770,200	$8,846,841	$14,891,156

Shares issued in reinvestment of dividends and distributions	71,210	75,774	594,086	637,600

Shares redeemed	(299,286)	(468,966)	(2,513,100)	(3,943,619)

Net increase	825,670	1,377,008	$6,927,827	$11,585,137

Class K
Shares sold	375,910	73,162	$3,151,898	$615,030

Shares issued in reinvestment of dividends and distributions	7,482	6,075	62,474	51,140

Shares redeemed	(40,530)	(64,646)	(340,690)	(543,944)

Net increase	342,862	14,591	$2,873,682	$122,226

Class I
Shares sold	1,419,797	18,116,152	$11,856,378	$153,086,369

Shares issued in reinvestment of dividends and distributions	520,056	234,076	4,338,276	1,978,851

Shares redeemed	(112,191)	(634,948)	(940,842)	(5,342,385)

Net increase	1,827,662	17,715,280	$15,253,812	$149,722,835

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	53

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

54	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2012.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending September 30, 2012 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$110,311,381	$99,032,228

Total distributions paid	$110,311,381	$99,032,228

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	55

Notes to Financial Statements

As of September 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$60,287,085
Accumulated capital and other losses	(35,240,176	)(a)
Unrealized appreciation/(depreciation)	56,677,778	(b)

Total accumulated earnings/(deficit)	$81,724,687	(c)

(a)	On September 30, 2011, the Fund had a net capital loss carryforward of $21,879,484 of which $12,769,189 expires in the year 2017 and $9,110,295 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $12,288,208. As of September 30, 2011, the Fund elected to defer tax straddle losses of $13,360,692.

(b)	The differences between book-basis and tax basis unrealized appreciation/(depreciation) are attributable primarily to the realization for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE I

Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this ASU and its impact on the financial statements has not been determined.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual

56	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	57

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.38	$ 8.50	$ 7.87	$ 7.39	$ 8.07	$ 7.54

Income From Investment Operations
Net investment income(a)	.11	(b)	.32	(b)	.32	.40	.42	.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	(.12)	.63	.60	(.70)	.52

Net increase (decrease) in net asset value from operations	.16	.20	.95	1.00	(.28)	.92

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.32)	(.32)	(.40)	(.40)	(.39)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	– 0	–	– 0	–

Total dividends and distributions	(.11)	(.32)	(.32)	(.52)	(.40)	(.39)

Net asset value, end of period	$ 8.43	$ 8.38	$ 8.50	$ 7.87	$ 7.39	$ 8.07

Total Return
Total investment return based on net asset value(c)	3.18%	2.37%	12.38%	14.65%	(3.75)%	12.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,530,555	$1,624,399	$1,744,323	$1,367,036	$1,425,649	$1,071,398
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.92	%(d)	.91%	.98	%(e)	.93%	1.04	%*	1.80%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.90	%(d)	.90%	.90	%(e)	.90%	.90%	1.80%
Expenses, before waivers/reimbursements	.94	%(d)	.95%	1.02	%(e)	1.00%	1.15%	1.80%
Expenses, before waivers/ reimbursements excluding interest expense and TALF administration fee	.92	%(d)	.94%	.95	%(e)	.97%	1.01%	1.05%
Net investment income	2.63	%(b)(d)	3.80	%(b)	3.98	%(e)	5.65%	5.19%	5.09%
Portfolio turnover rate	42%	65%	69%	91%	140%	170%

See footnote summary on page 65.

58	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.38	$ 8.51	$ 7.88	$ 7.39	$ 8.07	$ 7.54

Income From Investment Operations
Net investment income(a)	.08	(b)	.26	(b)	.27	.35	.36	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	(.13)	.63	.61	(.70)	.52

Net increase (decrease) in net asset value from operations	.13	.13	.90	.96	(.34)	.86

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.26)	(.27)	(.35)	(.34)	(.33)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	– 0	–	– 0	–

Total dividends and distributions	(.08)	(.26)	(.27)	(.47)	(.34)	(.33)

Net asset value, end of period	$ 8.43	$ 8.38	$ 8.51	$ 7.88	$ 7.39	$ 8.07

Total Return
Total investment return based on net asset value(c)	2.79%	1.55%	11.60%	14.01%	(4.44)%	11.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,194	$54,784	$80,989	$98,925	$137,926	$171,078
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.63	%(d)	1.61%	1.68	%(e)	1.63%	1.75	%*	2.53%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.61	%(d)	1.60%	1.60	%(e)	1.60%	1.60%	2.53%
Expenses, before waivers/reimbursements	1.68	%(d)	1.68%	1.76	%(e)	1.73%	1.88%	2.53%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.66	%(d)	1.67%	1.68	%(e)	1.71%	1.73%	1.77%
Net investment income	1.92	%(b)(d)	3.11	%(b)	3.34	%(e)	4.95%	4.52%	4.36%
Portfolio turnover rate	42%	65%	69%	91%	140%	170%

See footnote summary on page 65.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.40	$ 8.53	$ 7.90	$ 7.41	$ 8.09	$ 7.56

Income From Investment Operations
Net investment income(a)	.08	(b)	.26	(b)	.27	.35	.36	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	(.13)	.63	.61	(.70)	.52

Net increase (decrease) in net asset value from operations	.13	.13	.90	.96	(.34)	.86

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.26)	(.27)	(.35)	(.34)	(.33)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	– 0	–	– 0	–

Total dividends and distributions	(.08)	(.26)	(.27)	(.47)	(.34)	(.33)

Net asset value, end of period	$ 8.45	$ 8.40	$ 8.53	$ 7.90	$ 7.41	$ 8.09

Total Return
Total investment return based on net asset value(c)	2.81%	1.53%	11.55%	13.95%	(4.42)%	11.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$610,561	$616,000	$684,415	$526,963	$492,541	$307,616
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.63	%(d)	1.61%	1.67	%(e)	1.63%	1.75	%*	2.50%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.61	%(d)	1.60%	1.60	%(e)	1.60%	1.60%	2.50%
Expenses, before waivers/reimbursements	1.65	%(d)	1.65%	1.73	%(e)	1.70%	1.86%	2.50%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.63	%(d)	1.64%	1.65	%(e)	1.67%	1.71%	1.75%
Net investment income	1.92	%(b)(d)	3.09	%(b)	3.26	%(e)	4.92%	4.46%	4.37%
Portfolio turnover rate	42%	65%	69%	91%	140%	170%

See footnote summary on page 65.

60	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class AD
	Six Months Ended March 31, 2012 (unaudited)		Year Ended September 30,					November 5, 2007(f) to September 30, 2008
			2011		2010		2009

Net asset value, beginning of period	$ 8.37		$ 8.50		$ 7.87		$ 7.38	$ 8.14

Income From Investment Operations
Net investment income(a)	.12	(b)	.34	(b)	.34		.41	.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06		(.13)		.64		.62	(.78)

Net increase (decrease) in net asset value from operations	.18		.21		.98		1.03	(.37)

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.34)		(.35)		(.42)	(.39)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.13)		(.34)		(.35)		(.54)	(.39)

Net asset value, end of period	$ 8.42		$ 8.37		$ 8.50		$ 7.87	$ 7.38

Total Return
Total investment return based on net asset value(c)	3.34%		2.55%		12.71%		15.10%	(4.83)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$825,368		$651,336		$457,794		$191,855	$89,152
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.62	%(d)	.61%		.66	%(e)	.64%	.74	%(d)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.60	%(d)	.60%		.60	%(e)	.60%	.60	%(d)
Expenses, before waivers/reimbursements	.64	%(d)	.65%		.72	%(e)	.69%	.88	%(d)
Expenses, before waivers/ reimbursements excluding interest expense and TALF administration fee	.62	%(d)	.64%		.65	%(e)	.65%	.74	%(d)
Net investment income	2.93	%(b)(d)	4.08	%(b)	4.21	%(e)	5.88%	5.37	%(d)
Portfolio turnover rate	42%		65%		69%		91%	140%

See footnote summary on page 65.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended March 31, 2012 (unaudited)		Year Ended September 30,					November 5, 2007(f) to September 30, 2008
			2011		2010		2009

Net asset value, beginning of period	$ 8.37		$ 8.50		$ 7.87		$ 7.39	$ 8.14

Income From Investment Operations
Net investment income(a)	.10	(b)	.30	(b)	.30		.37	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05		(.13)		.64		.61	(.75)

Net increase (decrease) in net asset value from operations	.15		.17		.94		.98	(.40)

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.30)		(.31)		(.38)	(.35)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.10)		(.30)		(.31)		(.50)	(.35)

Net asset value, end of period	$ 8.42		$ 8.37		$ 8.50		$ 7.87	$ 7.39

Total Return
Total investment return based on net asset value(c)	3.01%		2.05%		12.15%		14.38%	(5.15)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,300		$23,205		$11,857		$2,302	$122
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.17	%(d)	1.11%		1.15	%(e)	1.15%	1.24	%(d)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.15	%(d)	1.10%		1.10	%(e)	1.10%	1.10	%(d)
Expenses, before waivers/reimbursements	1.29	%(d)	1.29%		1.35	%(e)	1.31%	1.48	%(d)
Expenses, before waivers/ reimbursements excluding interest expense and TALF administration fee	1.27	%(d)	1.28%		1.29	%(e)	1.27%	1.34	%(d)
Net investment income	2.39	%(b)(d)	3.60	%(b)	3.66	%(e)	5.35%	4.92	%(d)
Portfolio turnover rate	42%		65%		69%		91%	140%

See footnote summary on page 65.

62	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended March 31, 2012 (unaudited)		Year Ended September 30,					November 5, 2007(f) to September 30, 2008
			2011		2010		2009

Net asset value, beginning of period	$ 8.37		$ 8.50		$ 7.87		$ 7.38	$ 8.14

Income From Investment Operations
Net investment income(a)	.12	(b)	.33	(b)	.32		.40	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05		(.14)		.64		.61	(.75)

Net increase (decrease) in net asset value from operations	.17		.19		.96		1.01	(.39)

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.32)		(.33)		(.40)	(.37)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.12)		(.32)		(.33)		(.52)	(.37)

Net asset value, end of period	$ 8.42		$ 8.37		$ 8.50		$ 7.87	$ 7.38

Total Return
Total investment return based on net asset value(c)	3.25%		2.32%		12.46%		14.88%	(5.07)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,259		$1,364		$1,261		$392	$59
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.81	%(d)	.85%		.90	%(e)	.89%	.99	%(d)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.79	%(d)	.84%		.85	%(e)	.85%	.85	%(d)
Expenses, before waivers/reimbursements	.96	%(d)	1.00%		1.06	%(e)	.98%	1.09	%(d)
Expenses, before waivers/ reimbursements excluding interest expense and TALF administration fee	.94	%(d)	.99%		1.01	%(e)	.93%	.95	%(d)
Net investment income	2.76	%(b)(d)	3.86	%(b)	3.88	%(e)	5.63%	5.06	%(d)
Portfolio turnover rate	42%		65%		69%		91%	140%

See footnote summary on page 65.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	63

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,	November 5, 2007(f) to September 30, 2008
2011	2010	2009

Net asset value, beginning of period	$ 8.37	$ 8.50	$ 7.87	$ 7.39	$ 8.14

Income From Investment Operations
Net investment income(a)	.12	(b)	.34	.34	.36	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06	(.12)	.64	.66	(.83)

Net increase (decrease) in net asset value from operations	.18	.22	.98	1.02	(.36)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.35)	(.35)	(.42)	(.39)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.13)	(.35)	(.35)	(.54)	(.39)

Net asset value, end of period	$ 8.42	$ 8.37	$ 8.50	$ 7.87	$ 7.39

Total Return
Total investment return based on net asset value(c)	3.36%	2.59%	12.77%	15.00%	(4.72)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$174,390	$158,050	$9,931	$2,897	$67
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60	%(d)	.59%	.63	%(e)	.60%	.74	%(d)*
Expenses, net of waivers/ reimbursements excluding interest expense and TALF administration fee	.58	%(d)	.58%	.57	%(e)	.54%	.60	%(d)
Expenses, before waivers/reimbursements	.62	%(d)	.59%	.63	%(e)	.60%	.77	%(d)
Expenses, before waivers/ reimbursements excluding interest expense and TALF administration fee	.60	%(d)	.58%	.57	%(e)	.54%	.63	%(d)
Net investment income	2.96	%(b)(d)	4.03%	4.17	%(e)	5.88%	5.45	%(d)
Portfolio turnover rate	42%	65%	69%	91%	140%

See footnote summary on page 65.

64	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distribution.

*	Revised to include interest expense.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	65

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Michael L. Mon(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

66	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Global Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 1-3, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	67

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute securities transactions on an agency basis on behalf of its clients that invest in equity securities), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares

68	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital Global Aggregate Bond Index (USD hedged) and the Barclays Capital Global Treasury Bond Index (USD hedged) (the “Treasury Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2011 and (in the case of comparisons with the Treasury Index) the since inception period (March 1992 inception). The directors noted that the Fund was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods, and in the 3rd quintile of the Performance Group and the Performance Universe for the 10-year period. The Fund outperformed the indices in all periods. The directors also noted that they had approved modifications to the Fund’s investment policy guidelines and a name change to AllianceBernstein Global Bond Fund, Inc. effective November 2007. Based on their review, the directors concluded that the Fund’s relative performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than that in the Fund’s

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	69

Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising other registered investment companies with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that, at the Fund’s current size, its contractual effective advisory fee rate of 49.0 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors noted that the net assets of the Fund were in excess of the first breakpoint. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the effect of the breakpoints and would be further reduced

70	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

to the extent the net assets of the Fund increase further. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and were resulting in a sharing of economies of scale.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	71

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OF THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Global Bond Fund (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have

1	The information in the fee evaluation was completed on October 20, 2011 and discussed with the Board of Directors on November 1-3, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

72	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2011.

Category	Advisory Fee[5]	September 30, 2011 Net Assets ($MM)
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$3,129.9

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $85,510 (0.006% of the Fund’s average daily net assets) for providing such services.

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’ total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amounts set forth below for the Fund’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Fund’ fiscal year upon at least 60 days written

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5

The advisory fees are based on the Fund’s average daily adjusted total assets (i.e. the average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed).

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	73

notice. In addition, set forth below are the gross expense ratios of the Fund, annualized for the most recent semi-annual period:6

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (3/31/11)[7]	Fiscal Year End
Global Bond Fund, Inc.[8]	Advisor Class A Class B Class C Class R Class K Class I	0.60 0.90 1.60 1.60 1.10 0.85 0.60	% % % % % % %	0.61% 0.91% 1.65% 1.62% 1.29% 0.98% 0.58%	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

8	In August 2011, the Adviser notified the Board of Directors that it did not intend on renewing the Fund’s Expense Limitation Undertaking at the conclusion of the Fund’s current fiscal year. The Expense Limitation Undertaking for the Fund will expire on February 1, 2012.

74	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.9 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2011 net assets.10

Fund	Net Assets 9/30/11 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Global Bond Fund, Inc.	$3,129.9	Global Plus Fixed Income Schedule 50 bp on 1st $30 million 25 bp on the balance Minimum Account Size: $25 m	0.252%	0.490%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global Bond, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[11]
Global Bond Fund, Inc.	Global Bond
	Class A	1.10%
	Class I (Institutional)	1.05%

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10

The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

11	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	75

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services.

The fee schedule of the ITM mutual funds that have a somewhat similar investment style as the Funds are as follows:

Fund	ITM Mutual Fund	Fee
Global Bond Fund, Inc.	Global Income Fund	0.75%
	Global Bond Fund 1	0.54%
	Global Bond Fund 2, 3	0.45%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Fund. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fees and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on September 30, 2011 net assets.

Fund		Fee Schedule	Effective Sub-Adv. Fee(%)	Portfolio Advisory Fee(%)
Global Bond Fund, Inc.	Client #1	0.30% of average daily net assets	0.300%	0.490%
	Client #2	0.15% of average daily net assets	0.150%	0.490%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other

76	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)13 and the Fund’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank
Global Bond Fund, Inc.	0.490	0.549	1/10

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Bond Fund, Inc.	0.899	0.993	2/10	1.065	3/24

12

The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13

Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14

The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

15

The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

16	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	77

Based on this analysis, the Fund has more favorable ranking on a management fee basis than on a total expense basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $227,199, $11,753,208 and $151,018 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

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Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $1,095,554 in net fees from the Fund during the Fund’s most recently completed fiscal year:

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	79

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings21 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2011.23

Global Bond Fund, Inc.	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.84	9.03	8.74	8/10	21/29
3 year	7.94	6.99	6.39	2/7	6/23
5 year	8.06	7.09	6.74	2/7	6/20
10 year	7.93	7.50	7.12	3/6	6/14

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)24 versus its benchmarks.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

21	The performance returns and rankings of the Fund are for the Fund’ Class A shares. It should be noted that performance returns of the Fund were provided by Lipper.

22	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2011.

26	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

80	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

		Periods Ending July 31, 2011
	Annualized Performance					Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)
Global Bond Fund	5.72	7.90	8.04	7.93	8.59	7.57	0.77	10
Barclays Capital Global Aggregate Bond Index (USD hedged)	2.39	5.71	5.29	4.96	N/A	2.84	0.98	10
Barclays Capital Global Treasury Index (USD hedged)[27]	1.20	4.67	4.84	4.60	6.37	N/A	N/A	N/A
Inception Date: March 27, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

27	Benchmark inception is the nearest month end after the Fund’s actual inception date

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	81

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

82	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	83

NOTES

84	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

ALLIANCEBERNSTEIN GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GB-0152-0312

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:   May 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:   May 23, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:   May 23, 2012